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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - March 16, 2001

                          Correctional Properties Trust
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)




         Maryland                       1-14031                 65-0823232
----------------------------    -----------------------    -------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
of Incorporation)                                           Identification No.)



3300 PGA Boulevard, Suite 750, Palm Beach Gardens, Florida       33410
-----------------------------------------------------------     ---------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (561) 630-6336
  -----------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report)




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Item 7 of the Current Report on Form 8-K of Correctional Properties Trust, a
Maryland real estate investment trust ("CPT"), reporting events occurring on March 16, 2001 and filed on April 2, 2001 is amended and restated in its entirety as set forth below.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

The following financial statements of businesses acquired are included herein pursuant to Item 7(a):

         Report of Independent Certified Public Accountants.

         Statements of Gross Income and Direct Operating Expenses of the Mountain View Correctional Facility for the Year Ended December 31, 2000.

         Notes to Statements of Gross Income and Direct Operating Expenses.

(B) PRO FORMA FINANCIAL INFORMATION.

The following pro forma financial information is included herein pursuant to
Item 7(b):

         Unaudited Pro Forma Statement of Income for the Year Ended December 31, 2000.

         Notes to Unaudited Pro Forma Statement of Income.

(C) EXHIBITS

                  (2) The Agreement of Sale, by and between Corrections Corporation of America, a Maryland corporation, and CPT Operating Partnership, L.P., a Delaware limited partnership.(1)

                  (10.1) Amendment Agreement No. 2 to Credit Agreement ("Amendment Agreement"), dated March 16, 2001, by and among CPT Operating Partnership L.P., a Delaware limited partnership (the "Borrower"), Correctional Properties Trust, a Maryland real estate investment trust, Bank of America, N.A., as successor in interest to Nationsbank, National Association (the "Agent"), as Agent for the lenders (the "Lenders") party to a Credit Agreement dated October 2, 1998 among such Lenders, Borrower and the Agent, as amended by Amendment Agreement No. 1 to Credit Agreement dated as of March 10, 2000.(1)

                  (10.2) Amendment Agreement No. 3 to Credit Agreement ("Amendment Agreement"), dated March 16, 2001, by and among CPT Operating Partnership L.P., a Delaware limited partnership (the "Borrower"), Correctional Properties Trust, a Maryland real estate investment trust, Bank of America, N.A., as successor in interest to Nationsbank, National Association (the "Agent"), as Agent for the lenders (the "Lenders") party to a Credit Agreement dated October 2, 1998 among such Lenders, Borrower and the Agent, as amended by Amendment Agreement No. 1 to Credit Agreement dated as of March 10, 2000 and Amendment Agreement No. 2 to the Credit Agreement dated as of March 16, 2001.(1)

                  (23)     Consent of Arthur Andersen LLP.*

                  (99) Press Release of Correctional Properties Trust, dated March 19, 2001.(1)

 *  Filed herewith.
(1) Filed with Current Report on Form 8-K of CPT filed on April 2, 2001.








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               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To Correctional Properties Trust:

We have audited the accompanying statement of gross income and direct operating expenses of the Mountain View Correctional Facility ("the Facility") for the year ended December 31, 2000. This statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of gross income and direct operating expenses referred to above presents fairly, in all material respects, the gross income and direct operating expenses of the Facility for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

West Palm Beach, Florida,
  May 23, 2001.





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                       MOUNTAIN VIEW CORRECTIONAL FACILITY

             STATEMENT OF GROSS INCOME AND DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 2000


Rental revenues................................................  $3,248,066
Direct operating expenses......................................          --
                                                                 ----------
Gross Income less direct operating expenses....................  $3,248,066
                                                                 ==========












The accompanying notes to financial statements are an integral part of this financial statement.






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                       MOUNTAIN VIEW CORRECTIONAL FACILITY

                          NOTES TO FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

1. NATURE OF BUSINESS

The Mountain View Correctional Facility (the "Facility") in Spruce Pine, North Carolina, is a 576-cell, medium-security prison, which is leased to the State of North Carolina under the terms of a long-term, triple-net lease (the "Lease"). The North Carolina Department of Correction operates the facility. On March 16, 2001, Correctional Properties Trust, a Maryland real estate investment trust, acquired the Facility from Corrections Corporation of America for approximately $25.2 million, including transaction costs.

2. BASIS OF PRESENTATION

The Facility was not a separate subsidiary, division or segment of Corrections Corporation of America. The accompanying statement of gross income and direct operating expenses has been derived from the accounting records of Corrections Corporation of America and has been prepared to present the results of operations on a stand-alone basis in the format required by SEC Regulation S-X, Rule 3-14 for real estate property. Accordingly, expenses such as depreciation, interest expense, and corporate expenses have been excluded. All other operating expenses associated with the Facility are paid by the lessee and are therefore excluded from the accompanying statement.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     REVENUE RECOGNITION

Rental revenue from the Lease with the State of North Carolina is recognized on a straight-line basis over the initial term of the Lease. The initial Lease on the Facility, which became effective December 1, 1998, included cash rental of $2,768,700 during the first year of the lease, payable monthly in arrears. On each anniversary date of the lease, the rental payment escalates at the Consumer Price Index (CPI), with a minimum increase of 3.5%, but not greater than 4%. The initial term of the Lease is ten years, with two, ten-year renewals at the State of North Carolina's option.




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The annual minimum rent to be received under the Lease as of December 31, 2000 is as follows:

                        Fiscal Year                       Annual Rent
                        -----------                       -----------

                           2001                           $ 2,974,547
                           2002                             3,078,656
                           2003                             3,186,409
                           2004                             3,297,933
                           2005                             3,413,361
                        Thereafter                         10,648,299
                                                          -----------
                                                          $26,599,205
                                                          ===========

     COMPREHENSIVE INCOME

Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" establishes standards for the reporting and display of comprehensive income and its components in the financial statements. For the year ended December 31, 2000, there were no differences between net income and comprehensive income.





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

                  UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following table sets forth selected unaudited pro forma combined financial data for Correctional Properties Trust ("CPT") for the fiscal year ended December 31, 2000 after giving effect to the acquisition, as if it had been consummated at the beginning of the period presented. The unaudited pro forma data was prepared utilizing the accounting policies outlined in the historical financial statements except as described in the accompanying notes. The acquisition of the Mountain View Correctional Facility ("MVF") was accounted for under the purchase method of accounting. The unaudited pro forma results of operations do not necessarily reflect actual results, which would have occurred if the acquisition had taken place at the beginning of the period presented, nor are they necessarily indicative of the results of future operations.





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                    UNAUDITED PRO FORMA STATEMENT OF INCOME
              REFLECTING CORRECTIONAL PROPERTIES TRUST AFTER GIVING
                            EFFECT TO THE ACQUISITION

                    (In Thousands, Except Per Share Amounts)


                                                        CPT             MVF                              Pro Forma
                                                     Year Ended      Year Ended     Pro Forma              Total
                                                      12/31/00        12/31/00      Adjustments           12/31/00
                                                      --------        --------      -----------           --------
Revenues
  Rental                                              $ 22,690        $  3,248        $     --            $ 25,938
  Interest                                                  21              --              --                  21
                                                      --------        --------        --------            --------
                                                        22,711           3,248              --              25,959
                                                      --------        --------        --------            --------

Expenses
  Depreciation                                           5,342              --             863(A)            6,205
  General and administrative                             1,450              --              --               1,450
  Interest                                               7,475              --           2,241(B)            9,716
                                                      --------        --------        --------            --------
                                                        14,267              --           3,104              17,371
                                                      --------        --------        --------            --------
Net Income                                            $  8,444        $  3,248        $ (3,104)           $  8,588
                                                      ========        ========        ========            ========

Net Income per common share:
  Basic                                               $   1.18                                            $   1.20
  Diluted                                             $   1.18                                            $   1.20

Weighted average number of shares outstanding:
  Basic                                                  7,130                                               7,130
  Diluted                                                7,130                                               7,130



       See accompanying notes to unaudited pro forma statement of income.





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                NOTES TO UNAUDITED PRO FORMA STATEMENT OF INCOME

The pro forma adjustments with respect to the MVF acquisition have been applied to the pro forma statement of income as if the acquisition had taken place on January 1, 2000. The adjustments are based upon currently available information and certain estimates and assumptions as discussed below. The pro forma results have been prepared for comparative purposes only and do not purport to indicate what necessarily would have occurred had the entities been acquired at the beginning of the period presented, nor what results may be in the future. The following adjustments have been made in the unaudited pro forma statement of income to give effect to the acquisition of the MVF:

(A) To record depreciation expense based on a 29 year life in connection with the MVF acquisition.
(B) To record interest expense on the debt incurred to finance the acquisition of the MVF.






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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CORRECTIONAL PROPERTIES TRUST




June 1, 2001                           By: /s/ Charles R. Jones
                                       -----------------------------------------
                                       Charles R. Jones
                                       President and Chief Executive Officer






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                          CORRECTIONAL PROPERTIES TRUST
                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

Exhibit No.     Description                               Sequential Page Number
-----------     -----------                               ----------------------

2               Agreement of Sale (Mountain                         N/A
                View Correctional Facility)*

10.1            Amendment Agreement No. 2 to                        N/A
                Credit Agreement*

10.2            Amendment Agreement No. 3 to                        N/A
                Credit Agreement*

23              Consent of Independent Certified                    13
                Public Accountants(1)

99              Press Release dated March 19, 2001*                 N/A



(1)  Filed herewith

* Filed with Current Report on Form 8-K of CPT filed on April 2, 2001.





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